AMERICAN EXPRESS CERTIFICATE COMPANY
                                POWER OF ATTORNEY

City of Minneapolis

State of Minnesota

Each of the undersigned as a director of American Express Certificate Company, a face-amount certificate company registered under the Investment Company Act of 1940, hereby constitutes and appoints Paula R. Meyer, Teresa J. Rasmussen, H. Bernt von Ohlen, Stephen M. Lobo and Philip C. Wentzel, or any one of them, as his or her attorney-in-fact and agent, to sign for him or her in his or her name, place and stead any and all registration statements and amendments thereto (with all exhibits and other documents required or desirable in connection therewith) that may be prepared from time to time in connection with said Company's existing or future face-amount certificate products - whether pursuant to the requirements of the Securities Act of 1933, the Investment Company Act of 1940 or otherwise - and periodic reports on Form 10-K, Form 10-Q and Form 8-K required pursuant to provisions of the Securities Exchange Act of 1934, and any necessary or appropriate filings with states or other jurisdictions, and grants to any or all of them the full power and authority to do and perform each and every act required or necessary or appropriate in connection with such signatures or filings.

Signed on this 4th day of December, 2002


/s/ Rodney P. Burwell                          /s/ Karen M. Bohn
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    Rodney P. Burwell                              Karen M. Bohn


/s/ Jean B. Keffeler                           /s/ Kent M. Bergene
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    Jean B. Keffeler                               Kent M. Bergene


/s/ Thomas R. McBurney                         /s/ Paula R. Meyer
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    Thomas R. McBurney                             Paula R. Meyer


/s/ Walter S. Berman
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    Walter S. Berman